Exhibit 10.7(b)

SECOND AMENDMENT TO

FIRST AMENDED AND RESTATED LICENSE AGREEMENT

This Second Amendment to First Amended and Restated License Agreement (the “Second Amendment”) is entered into and effective as of May 6, 2010 by and between Helix BioMedix, Inc. a Delaware corporation with its principal place of business at 22118 - 20th Avenue SE, Suite 204, Bothell, WA 98021 (“Licensor”), and Grant Industries, Inc. a New Jersey corporation with its principal place of business at 103 Main Avenue, Elmwood Park, NJ 07407 (“Licensee”). Capitalized terms included in this Second Amendment and not otherwise defined herein have the meanings given to them in the Agreement (as defined below).

RECITALS

A. Licensor and Licensee are parties to the First Amended and Restated License Agreement dated as of September 12, 2007 (the “Agreement”), as amended effective as of December 10, 2008.

B. Licensor and Licensee wish to further amend the Agreement as set forth herein.

AGREEMENT

1. AMENDMENTS

1.1 Effectiveness. The amendments set forth herein shall be effective as of the date of this Second Amendment and shall not have retroactive effect.

1.2 Exhibit C. The first paragraph of Exhibit C of the Agreement is hereby amended and restated in its entirety as follows:

“Royalties

Licensee shall pay to Licensor Royalties in the amount of *** percent (***%) of all Net Revenue, in accordance with the terms set forth in the Agreement; provided, however, that Licensee shall pay to Licensor Royalties in the amount of *** percent (***%) of Net Revenue from the sale or other disposition by Licensee of any Premix to *** containing Peptide *** at a concentration of ***.”

2. FULL FORCE AND EFFECT

The remainder of the Agreement is not amended hereby and shall remain in full force and effect. The parties hereby ratify and confirm the terms and conditions of the Agreement, as amended by this Second Amendment.

Confidential treatment has been requested for portions of this Exhibit. This Exhibit omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their duly authorized representatives as of the date first set forth above.

HELIX BIOMEDIX, INC.		GRANT INDUSTRIES
(“Licensor”)		(“Licensee”)

By:	/s/ R. Stephen Beatty	By:	/s/ David Granatell
Name:	R. Stephen Beatty	Name:	David Granatell
Title:	President	Title:	Executive Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO

FIRST AMENDED AND RESTATED LICENSE AGREEMENT]